Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

          This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), made and entered into as of April 8, 2005, is by and between DHI Mortgage Company, Ltd., a Texas limited partnership (the “Borrower”), and U.S. Bank National Association, a national banking association (the “Agent” and a “Lender”) and the other Lenders party hereto (collectively, the “Lenders”).

RECITALS

          1. The Lenders and the Borrower entered into an Amended and Restated Credit Agreement dated as of April 9, 2004 as amended by a First Amendment to Amended and Restated Credit Agreement dated as of September 22, 2004, (as amended, the “Credit Agreement”); and

          2. The Borrower desires to change certain provisions of the Credit Agreement and the Lenders have agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

AGREEMENT

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

          Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

          Section 2. Amendments. The Credit Agreement is hereby amended as follows:

     2.1 The definitions of “Aggregate Commitment Amounts”, “Change of Control”, “Collateral Value”, “Conforming Mortgage Loan”, “Drawdown Termination Date”, “HELOC Mortgage Loan Sublimit”, “Nonconforming Mortgage Loan” and “Nonconforming Sublimit” are amended in their entireties to read as follows:

     “Aggregate Commitment Amounts” means the total of the Commitment Amounts of the Lenders, which is $300,000,000, subject to increase in accordance with Section 10.11(d), but not to exceed $450,000,000.

     “Change of Control” means the occurrence of the Parent not owning, directly or indirectly, (1) a majority of the issued and outstanding ownership interests of the Company or (2) a controlling interest in any other Borrower.

     “Collateral Value” means with respect to each Eligible Mortgage Loan that is included in the Borrowing Base, ninety-eight percent (98%) (ninety-five percent (95%) for each Eligible Mortgage Loan that is included in the Borrowing Base and that is an Aged Loan) of the least of: (i) the outstanding principal balance of the Mortgage Note for such Eligible Mortgage Loan; (ii) the amount at which an Investor has committed to purchase the Eligible Mortgage Loan pursuant to a Take-out Commitment or the weighted average commitment price under the applicable Take-Out Commitment (excluding from the commitment price any stated servicing release premium); or (iii) at the election of the Agent, the Market Value of the Mortgage Note constituting such Eligible Mortgage Loan.

     “Conforming Mortgage Loan” means a first priority or second priority Mortgage Loan that has been FHA-insured or VA-guaranteed or that has been underwritten in accordance with Fannie Mae guidelines and/or meets all applicable requirements for sale to Fannie Mae or Freddie Mac or for guaranty by Ginnie Mae.

     “Drawdown Termination Date” means the earlier of April 7, 2006, or the day on which the Notes first become due and payable in full.

     “HELOC Mortgage Loan Sublimit” means ten percent (10%) of the Aggregate Commitment Amounts.

     “Nonconforming Sublimit” means twenty-five percent (25%) of the Aggregate Commitment Amounts.

     The definition of “CP Facility Documents” in Section 1.01 of the Credit Agreement is amended by deleting the period at the end thereof and adding the following:

     (which consent shall not be unreasonably withheld or delayed).

     Subpart (a) of the definition of “Nonconforming Mortgage Loan” is amended to read as follows:

     (a) is neither a Conforming Mortgage Loan, a Conforming Non-Agency Mortgage Loan nor a Jumbo Mortgage Loan,

     The following new definitions are added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

     “Aged Loans” means Mortgage Loans outstanding for more than (i) 90 days if such Mortgage Loans are Nonconforming Mortgage Loans or HELOC Mortgage Loans, and (ii) 120 days for all other types of Mortgage Loans, and, in all cases, less than 360 days.

     “Aged Loan Sublimit” means five percent (5%) of the Aggregate Commitment Amounts.

     “Conforming Non-Agency Mortgage Loan” means a Mortgage Loan, including an interest only loan and a loan made under housing bond program, that would be a Conforming Mortgage Loan except that it is not eligible for purchase by Fannie Mae or Freddie Mac.

     2.2 Section 6.02 of the Credit Agreement is amended by deleting the word “and” at the end of subsection (c), changing the period at the end of subsection (d) to a semi-colon and by adding the following subsection (e) at the end thereof:

     (e) with the prior written consent of the Majority Lenders (which consent shall not be unreasonably withheld or delayed), GAAP Indebtedness under another mortgage warehousing facility or off-balance sheet indebtedness under another financing arrangement, other than those described in subsections (c) and (d) of this Section 6.02, provided that the Lenders are given a right of first refusal regarding only similarly structured syndicated mortgage warehousing facilities.

     2.3 Section 6.09 of the Credit Agreement is amended to delete the word “and” before subsection (d) thereof, and to add the following before the period at the end thereof:

          and (e) Liens granted under mortgage warehousing facilities or off-balance sheet financing arrangements approved under Section 6.02 (d) or (e)

     2.4 Section 6.12 of the Credit Agreement is amended in its entirety to read as follows:

     Section 6.12 Distributions. The Company shall make no Distributions if either before or after giving effect thereto an Event of Default exists or shall be caused thereby

     2.5 Section 6.13 of the Credit Agreement is amended in its entirety to read as follows:

     Section 6.13 Tangible Net Worth. As of the end of each calendar month, the Company’s Consolidated Tangible Net Worth shall not be less than $70,000,000.

     2.6 Section 10.11(d) of the Credit Agreement is amended by deleting therefrom the dollar amount “$350,000,000” and inserting in its place the dollar amount “$450,000,000”.

     2.7 Schedule 1 to the Credit Agreement is deleted and Schedule 1 attached hereto is inserted in its place as Schedule 1 to the Credit Agreement.

     2.8 Schedule 2 to the Credit Agreement is deleted and Schedule 2 attached hereto is inserted in its place as Schedule 2 to the Credit Agreement.

     2.9 Schedule 5 to the Credit Agreement is deleted and Schedule 5 attached hereto is inserted in its place as Schedule 5 to the Credit Agreement.

     2.10 Exhibit C to the Credit Agreement is deleted and Exhibit C hereto is inserted in its place as Exhibit C to the Credit Agreement.

     2.11 Exhibit D to the Credit Agreement is deleted and Exhibit D hereto is inserted in its place as Exhibit D to the Credit Agreement.

     2.12 Attachment 2 to the Amended and Restated Pledge and Security Agreement is deleted and Attachment 2 hereto is inserted in its place as Attachment 2 to the Amended and Restated Pledge and Security Agreement.

          Section 3. Effectiveness of Amendments. The amendments contained in this Amendment shall become effective on April 8, 2005 once executed by the Borrower and the Lenders and once the Agent has received the following:

               (a) This Amendment and a Note in the principal amount of each Lender’s Commitment Amount from the Borrower to the each such Lender substantially in the form of Exhibit A to the Credit Agreement (together with this Amendment, the “Amendment Documents”);

               (b) A copy of the resolutions of the Board of Directors of the General Partner of the Borrower authorizing the execution, delivery and performance of this Amendment and the Notes certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that there has been no amendment to the Articles of Organization or operating agreement of the Borrower since true and accurate copies of the same were delivered to the Lender with a certificate of the Secretary of the Borrower dated April 9, 2004, and (ii) identifying each officer of the general partner of the Borrower authorized to execute this Amendment, the Notes and any other instrument or agreement executed by the Borrower in connection with this Amendment, and certifying as to specimens of such officer’s signature and such officer’s incumbency in such offices as such officer holds; and

               (c) The Borrower shall have satisfied such other conditions as specified by the Agent, including payment of all unpaid legal fees and expenses incurred by the Agent through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.

          Section 4. Representations, Warranties, Authority, No Adverse Claim.

     4.1 Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Lenders.

     4.2 Authority, No Conflict, No Consent Required. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into this Amendment and has duly authorized as appropriate the execution and delivery of this

Amendment and other agreements and documents executed and delivered by the Borrower in connection herewith by proper partnership action, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower’s partnership agreement or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Lenders. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Lenders.

     4.3 No Adverse Claim. The Borrower warrants, acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Lenders with respect to the Obligations.

          Section 5. Affirmation of Credit Agreement, Further References, Affirmation of Security Interest. The Agent on behalf of the Lenders and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. The Borrower confirms to the Lenders that the Obligations are and continue to be secured by the security interest granted by the Borrower in favor of the Lenders under the Security Agreement, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

          Section 6. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

          Section 7. Severability. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

          Section 8. Successors. The Amendment Documents shall be binding upon the Borrower and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Lenders and the successors and assigns of the Lenders.

          Section 9. Legal Expenses. The Borrower agrees to pay or reimburse the Agent, upon execution of this Amendment, for all reasonable out-of-pocket expenses paid or incurred by the Agent, including filing and recording costs and fees, charges and disbursements of outside counsel to the Agent (determined on the basis of such counsel’s generally applicable rates, which may be higher than the rates such counsel charges the Agent in certain matters) and/or the allocated costs of in-house counsel incurred from time to time, in connection with the Credit Agreement, including in connection with the negotiation, preparation, execution, collection and enforcement of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Agent harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement.

          Section 10. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

          Section 11. Counterparts. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

          Section 12. Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

BORROWER:

DHI MORTGAGE COMPANY, LTD.
By: DHI Mortgage Company GP, Inc.
Its: General Partner

	By:	/s/ Mark Winter

Title: EVP/CFO

STATE OF TEXAS

COUNTY OF TRAVIS

On this the 5th day of April, 2005, personally appeared Mark C. Winter, as EVP/CFO of DHI Mortgage Company, GP, Inc., a Delaware corporation, as general partner of DHI Mortgage Company , Ltd., a Texas limited partnership (the “Company”), and before me executed this Second Amendment to Amended and Restated Credit Agreement, on behalf of the Company.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

/s/ Melody A. Hansen

Signature of Notary Public, State of Texas

Melody A. Hansen

(Print, Type or Stamp Commissioned Name of Notary
Public)
Personally known ☑; OR Produced Identification ☐
Type of ID produced

(NOTARIAL SEAL)

AGENT & LENDER:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Kathleen Connor

Kathleen Connor
Vice President

(USB Signature Page Second Amendment)

COMERICA BANK

By:	/s/ Robert W. Marr

Robert W. Marr
Vice President

NATIONAL CITY BANK OF KENTUCKY

By:	/s/ Jerry W. Johnston

Name:	Jerry W. Johnston

Title:	Executive Vice President

COLONIAL BANK, N.A.
By:	/s/ Amy J. Nunneley

Amy Nunneley
Senior Vice President

STATE OF Alabama

COUNTY OF Jefferson

On this the 5th day of April, 2005, personally appeared Amy J. Nunneley, as Senior Vice President of Colonial Bank, N.A., an Alabama corporation (the “Bank”), and before me executed this Amended and Restated Credit Agreement, on behalf of the Bank.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

/s/ Terence J. Bryant

Signature of Notary Public, State of Alabama

Terence J. Bryant

(Print, Type or Stamp Commissioned Name of Notary Public)

Personally known ☑: OR Produced Identification

Type of ID produced

(NOTARIAL SEAL)

BANK OF AMERICA, N.A.

By:	/s/ Elizabeth Kurilecz

Elizabeth Kurilecz
Managing Director

BNP PARIBAS

By:	/s/ Jeff Tebeaux

Jeff Tebeaux
Vice President

By:	/s/ Henry Setina

Henry Setina
Director

WASHINGTON MUTUAL BANK, FA

By:	/s/ Cyndi Lopez

Cyndi Lopez
Vice President

JPMORGAN CHASE BANK

By:	/s/ Cynthia E. Crites

Cynthia E. Crites
Senior Vice President

SCHEDULE 1

ELIGIBLE MORTGAGE LOAN

     “Eligible Mortgage Loan” means a Mortgage Loan with respect to which each of the following statements is accurate and complete (and the Borrowers by including such Mortgage Loan in any computation of the Borrowing Base shall be deemed to so represent to Agent and Lenders at and as of the date of such computation):

     (i) Such Mortgage Loan is a binding and valid obligation of the Obligor thereon, in full force and effect and enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar terms affecting creditor’s rights in general and by general principles of equity;

     (ii) Such Mortgage Loan is genuine in all respects as appearing on its face and as represented in the books and records of the Borrowers, and all information set forth therein is true and correct;

     (iii) To the best knowledge of the Borrowers, such Mortgage Loan is free of any default (other than as permitted by subparagraph (iv) below) of any party thereto (including the Borrowers), counterclaims, offsets and defenses, including the defense of usury, and from any rescission, cancellation or avoidance, and all right thereof, whether by operation of law or otherwise;

     (iv) No payment under such Mortgage Loan is more than thirty (30) days past due the payment due date set forth in the underlying Mortgage Note and Mortgage;

     (v) Such Mortgage Loan contains the entire agreement of the parties thereto with respect to the subject matter thereof, has not been modified or amended in any respect not expressed in writing therein and is free of concessions or understandings with the Obligor thereon of any kind not expressed in writing therein;

     (vi) Such Mortgage Loan is in all respects in accordance with all Requirements of Law applicable thereto, including, without limitation, the federal Consumer Credit Protection Act and the regulations promulgated thereunder and all applicable usury laws and restrictions, and all notices, disclosures and other statements or information required by law or regulation to be given, and any other act required by law or regulation to be performed, in connection with such Mortgage Loan have been given and performed as required;

     (vii) All advance payments and other deposits on such Mortgage Loan have been paid in cash, and no part of said sums has been loaned, directly or indirectly, by the Borrowers to the Obligor, and, other than as disclosed to Agent in writing, there have been no prepayments;

     (viii) Such Mortgage Loan was originated, purchased by the Borrowers or converted from a variable rate Mortgage Loan to a fixed rate Mortgage Loan, whichever is latest not more than ninety (90) days prior to the inclusion of such Mortgage Loan in any computation of the Borrowing Base and matures within 30 years after such date of origination;

     (ix) At all times such Mortgage Loan will be free and clear of all Liens, except in favor of Agent for the benefit of Lenders and any other Lien which has been disclosed to Agent in writing and is permitted hereunder;

     (x) The Property covered by such Mortgage Loan is insured against loss or damage by fire and all other hazards normally included within standard extended coverage in accordance with the provisions of such Mortgage Loan with the Borrowers named as a loss payee thereon;

     (xi) The Required Mortgage Documents have been delivered to Agent prior to the inclusion of such Mortgage Loan in any computation of the Borrowing Base or, if such items have not been delivered to Agent on or prior to the date such Mortgage Loan is first included in any computation of the Borrowing Base, (1) the Borrower has agreed to pledge and deliver all Required Mortgage Documents pursuant to an Agreement to Pledge delivered to Agent prior to such inclusion, and (2) the Collateral Value of such Mortgage Loan when added to the Collateral Value of all other Mortgage Loans for which Agent has not received the Required Mortgage Documents does not exceed the Wet Warehousing Sublimit, provided that, all Required Documents with respect to such Mortgage Loan shall be delivered to Agent within seven (7) Business Days after the date of the borrowing request with respect thereto and all other documents requested by Agent pursuant to Section 4.02 of the Security Agreement shall be delivered to Agent within five Business Days after such request.

     (xii) If such Mortgage Loan is included in the Borrowing Base and has been withdrawn from the possession of Agent on terms and subject to conditions set forth in the Security Agreement:

     (1) If such Mortgage Loan was withdrawn by the Borrowers for purposes of correcting clerical or other non-substantive documentation problems, the promissory note and other documents relating to such Mortgage Loan are returned to Agent within nineteen (19) calendar days from the date of withdrawal; and the Collateral Value of such Mortgage Loan when added to the Collateral Value of other Mortgage Loans which have been similarly released to the Borrowers and have not been returned does not exceed $5,000,000;

     (2) If such Mortgage Loan was shipped by Agent directly to a permanent investor for purchase or to a custodian for the formation of a pool, the full purchase price therefor has been received by Agent (or such Mortgage Loan has been returned to Agent) within forty-five (45) days (seventy-five (75) days in the case if such Mortgage Loan is a housing bond program) from the date of shipment by Agent.

     (xiii) If such Mortgage Loan is a Jumbo Mortgage Loan, the Collateral Value of such Mortgage Loan when added to the Collateral Value of all other Jumbo Mortgage Loans does not exceed the Jumbo Sublimit.

     (xiv) If such Mortgage Loan is a Nonconforming Mortgage Loan, the Collateral Value of such Mortgage Loan when added to the Collateral Value of all the Nonconforming Mortgage Loans does not exceed the Nonconforming Sublimit;

     (xv) If such Mortgage Loan is a HELOC Mortgage Loan, the Collateral Value of such Mortgage Loan when added to the Collateral Value of all other HELOC Mortgage Loans does not exceed the HELOC Mortgage Loan Sublimit.

     (xvi) If such Mortgage Loan is an Aged Loan, the Collateral Value of such Mortgage Loan when added to the Collateral Value of all Mortgage Loans that are Aged Loans does not exceed the Aged Loan Sublimit;

     (xvii) Such Mortgage Loan has not been included in the Borrowing Base for more than (A) ninety (90) days, if such Mortgage Loan is a Nonconforming Mortgage Loan or a HELOC Mortgage Loan, (B) one hundred twenty (120) days, if such Mortgage Loan is a Jumbo Mortgage Loan, (C) one hundred twenty (120) days, if such Mortgage Loan is a Conforming Mortgage Loan, Conforming Non-Agency Mortgage Loan or (D) three hundred sixty (360) days, if such Mortgage Loan is an Aged Loan;

     (xviii) Such Mortgage Loan is covered by a Take-Out Commitment which is in full force and effect, and the Borrowers and such Mortgage Loan are in full compliance therewith;

     (xix) Such Mortgage Loan is secured by a first or second Mortgage on Property consisting of a completed one-to-four unit single family residence which is not used for commercial purposes and which is not a construction loan; and

     (xx) The face amount of the Mortgage Note underlying such Mortgage Loan does not exceed $1,000,000.

     Agent may, in its discretion, waive one or more of the foregoing eligibility requirements with respect to any Mortgage Loan, provided that the aggregate Collateral Value of all Mortgage Loans with respect to which such eligibility requirements have been waived shall not at any time exceed $3,000,000.

SCHEDULE 2

Approved Investors

Investor Set CHM – DHI Mortgage Approved Investors		Disable Date:		Disable
Investor Code/Investor Description	Primary Location	Rating	Limit	Date
— UNKNOWN	PEND – UNKNOWN
ARGE – Argent Mortgage Company LLC	ARGE1 – Argent Mortgage Company
2550 Gulf Road
East Tower 7th Floor
Rolling Meadows IL
CHBK – Charter Bank	CHBK1 – Charter Bank
5200 Eubank Blvd., NE
Albuquerque NM 87111
CHFA – CALIFORNIA HOUSING FINANCE AGEN	CHFA1 – CALIFORNIA HOUSING FINANCE AGENCY
1121 L STREET
7TH Floor
SACRAMENTO CA 95814
CHMB – Chase Manhattan Bank USA, N.A.	CHB1 – Chase Manhattan Bank USA, N.A.
c/o Chase Home Equity
8934 Brecksville Rd. Suite 498
Brecksville OH 44113
CHMM – Chase Manhattan Mortgage Corp.	CHMM1 – Chase Manhattan Mortgage Corp.
10151 Deerwood Park Blvd.
Building 300, 4th Floor
Jacksonville FL 32256
CIIN – CITIMORTGAGE, INC.	CIIN1 – CITIMORTGAGE, INC.
27555 FARMINGTON ROAD
SUITE 300
FARMINGTON HILLS MI 48334
COHF – Colorado Housing & Finance Authority	COHF1 – Colorado Housing & Finance Authority
Loan Purchase Department
1981 Blake Street Denver CO 80202
COHL – Countrywide Home Loans, Inc.	COHL1 – Countrywide Home Loans, Inc.
8501 Fallbrook Avenue
West Hills CA 91304
DEUT – Deutsche Bank	DEUT1 – Deutsche Bank
31 W. 52nd St.
6th Floor, Room 28
New York NY 10019
EMC – EMC Mortgage Corporation	EMC1- EMC Mortgage Corporation
222 Las Colinas Blv
Suite 600
Irving TX 75039
EMPI – Empire Mortgage, Inc.	EMPI1 – Empire Mortgage, Inc.
11350 McCormick Road
Suite 502
Hunt Valley MD 21031
ENCC – Encore Credit Corporation	ENCC1 – Freemont Investment and Loan
FHMC – Federal Home Loan Mortgage Corp	FHMC1 – Federal Home Loan Mortgage

Investor Set CHM – DHI Mortgage Approved Investors		Disable Date:		Disable
Investor Code/Investor Description	Primary Location	Rating	Limit	Date
8100 Jones Branch Drive
Mailstop B4D
McLean VA 10022
FIBA – First Bank of Arizona	FIBA1 – First Bank of Arizona
17600 N Perimeter Drive
Attn: Correspondent Lending
Scottsdale AZ 85255
FIHH – First Horizon Home Loan Corporation	FIHH1 – First Horizon Home Loan Corporation
4000 Horizon Way
Mail Code 4700 Irving TX 75063
GHFA – Georgia Housing & Finance Authority	GHFA1 – Georgia Housing & Finance Authority
60 Executive Parkway South
Suite 250 Atlanta GA 30329
GRMF – Greenpoint Mortgage Funding, Inc.	GRMF1 – Greenpoint Mortgage Funding, Inc.
1100 Larkspur Landing Circle
Suite 101
Attn: Correspondent Lending
Department Larkspur CA 94939
IMPA – IMPAC Funding Corp.	IMPA1 – IMPAC Funding Corp.
1401 Dove St
Suite 100
Newport Beach CA 92660
INDY – IndyMac Bank	INDY1 – IndyMac Bank
7667 Folsom Blvd.
Suite 101
Sacramento CA 95826
MAFS – Matrix Financial Services Corp	MAFS1 – Matrix Financial Services Corp
700 Corporate Park Drive
St. Louis MO 63105
NACM – National City Mortgage Co.	NACM1 – National City Mortgage Co.
LOC#06-671
116 Allegheny Center
Pittsburgh PA 15212
NCHA – North Carolina Housing Finance	NCHA1 – North Carolina Housing Finance
3508 Bush Street
Raleigh NC 27609
NCMG – New Century Mortgage Corporation	NCMG1 – New Century Mortgage Corporation
Attn: Lisa Spaid
1000 Plaza Drive, Suite 40
Schaumburg IL 60173
NOMI – Novastar Mortgage, Inc.	NOMI1 – Novastar Mortgage, Inc.
23046 Avenida De La Carlotta
3rd Floor
Laguna Hills CA 92653
OPFS – Opteum Financial Services, LLC	OPFS1 – Opteum Financial Services, LLC
27442 Portola Parkway
Suite 250
Foothill Ranch CA 92610
OPOM – Option One Mortgage Corporation	OPOM1 – Option One Mortgage Corporation

Investor Set CHM – DHI Mortgage Approved Investors		Disable Date:		Disable
Investor Code/Investor Description	Primary Location	Rating	Limit	Date
3333 East CamelBack Road
Suite 260
Phoenix AZ 85018
PRRM – Principal Residential Mortgage,	PRRM1 – Principal Residential Mortgage,
699 Walnut Street
Des Moines IA 50309
RBMG — Resource Bancshares Mortgage Gro	RBMG1 – Resource Bancshares Mortgage Group, Inc.
7909 Parklane Road Columbia SC 29223
SOCS — South Carolina State Housing Finance	SOCS1 – South Carolina State Housing Finance
Loan Purchasing
711 Bluff Road
Columbia SC 29201
SOFU – Southstar Funding	SOFU1 – Southstar Funding
400 Northridge Road
Suite 1000
Atlanta GA 30350
UPMI – Union Planters Mortgage, Inc.	UPMI1 – Union Planters Mortgage, Inc.
251 Forrest Street
Hattiesburg MS 39401
USBK — USBK	USBK1 – USBK
4801 Frederica St
Owensboro KY 42301
WAMU – Washington Mutual	WAMU1 – Washington Mutual
3333 N. Mayfair
Milwaukee WI 53222
WEFB – Wells Fargo Bank West, N.A.	WEFB1 – Wells Fargo Bank West, N.A.
4455 Arrow West Drive
Colorado Springs CO 80907
WEFH – Wells Fargo Bank, N.A.	WEFH1 – Wells Fargo Bank, N.A.
3200 Robbins Road
Springfield IL 62704
WFHE – Wells Fargo Bank, N.A.	WFHE1 – Wells Fargo Bank, N.A.
16454 N. 28th Ave.
MAC S3826-012
Phoenix AZ 85023

SCHEDULE 5

COMMITMENT AMOUNTS AND PERCENTAGE SHARES

	Commitment	Percentage
	Amount	Share
U.S. Bank National Association	$		%
Comerica Bank	$		%
National City Bank of Kentucky	$		%
Colonial Bank, N.A.	$		%
Bank of America, N.A.	$		%
BNP Paribas	$		%
Washington Mutual Bank, FA	$		%
JPMorgan Chase Bank	$		%

	$300,000,000	100%

EXHIBIT C TO
CREDIT AGREEMENT

FORM OF
BORROWING BASE CERTIFICATE

[On the Company’s Letterhead]

U.S. Bank National Association, as Agent
800 Nicollet Mall
Minneapolis, Minnesota 55402
Attention: Mortgage Banking Services Division BC-MN-HO3B

Ladies and Gentlemen:

     We submit this certificate to you in accordance with the terms of the Amended and Restated Credit Agreement dated as of April 9, 2004 (as amended and as the same may be amended, supplemented or restated from time to time, the “Credit Agreement”) between DHI Mortgage Company, Ltd., the lenders party thereto (the “Lenders”) and U.S. Bank National Association, as Agent for the Lenders (in such capacity, the “Agent”). Each capitalized term used herein and not defined herein has the same meaning ascribed to such term in the Credit Agreement or the Security Agreement.

     The undersigned hereby certifies the following as of the close of business on                                         ,                     the Borrowing Base was calculated as follows:

Note Amount
(a) Pledged Mortgage Loans		$

Conforming Mortgage Loans	$

Conforming Non-Agency Loans	$

Nonconforming Mortgage Loans	$

Jumbo Mortgage Loans	$

HELOC Mortgage Loans	$

Aged Loans (included above)$

Agent Waived (included above) $

Less:

(b) Pledged Mortgage Loans with No Collateral Value (i.e., not Eligible Mortgage Loans)		$

Conforming Mortgage Loans and Jumbo Mortgage Loans – 120 days or more since origination or acquisition;

Nonconforming Mortgage Loans 90 days or more since origination or acquisition $_____

Jumbo Mortgage Loans – 120 days or more since origination or acquisition $_____

Nonconforming Mortgage Loans – 90 days or more since origination or acquisition $_____

Pledged more than 90 days	$

Promissory Note and/or Collateral Documents not returned or purchased by an Investor

(90/120/360 days for Aged Loans)	$	(less than 120

days)	$	(from 120 to

360 days)

Collateral Document not returned (19 days)	$

In default (30 days or more past due)	$

Requested documents not delivered (5 Business Days) $_____

Promissory Note and/or Collateral Documents not delivered (wet funding loans; 7 Business Days) $_____

Wet funding loans in excess of sublimit	$

Wet funding loans not closed	$

Jumbo Mortgage Loans in excess of applicable sublimit $_____

Nonconforming Mortgage Loans in excess of applicable sublimit $_____

HELOC Mortgage Loans in excess of applicable sublimit $_____

Aged Loans in excess of Aged Loan Sublimit $__________

Not marketable	$

Agent does not have perfected, first priority security interest	$

Other ineligible (document exceptions)	$

(c) Eligible Mortgage Loans ((a) — (b))		$

(d) 2% of (c)		$

(e) 3% of Aged Loans included in Borrowing Base		$

(f) Total Collateral Value (Borrowing Base) ((c) minus (d)) minus (e)		$

     Attached hereto is a schedule of the “Pledged Mortgage Loans” (as defined in the Security Agreement) that have no Collateral Value at the date hereof.

Dated: ___, 20___

DHI MORTGAGE COMPANY, LTD.

By

Its

EXHIBIT D TO Second Amendment
and to Credit Agreement

FORM OF
COMPLIANCE CERTIFICATE

[On the Company’s Letterhead]

U.S. Bank National Association, as Agent
800 Nicollet Mall
Minneapolis, Minnesota 55402
Attention: Mortgage Banking Services
Division BC-MN-HO3B
Ladies and Gentlemen:

     We submit this certificate to you in accordance with the terms of the Amended and Restated Credit Agreement dated as of April 9, 2004 (as the same may be amended, supplemented or restated from time to time, the “Credit Agreement”) between DHI Mortgage Company, Ltd., the lenders party thereto (the “Lenders”) and U.S. Bank National Association, as Agent for the Lenders (in such capacity, the “Agent”). Each capitalized term used herein and not defined herein has the same meaning ascribed to such term in the Credit Agreement.

     The undersigned hereby certifies the following as of the close of business on                                         ,                     the Company’s compliance and/or noncompliance with Sections 6.13, 6.14 and 6.15 of the Credit Agreement was as follows:

Actual (or in
Financial Covenants	Required Compliance
1) Tangible Net
Worth (6.13)	$70,000,000	$

2) Tangible Net
Worth Ratio (6.14)
not more than 12.0 to 1.0		__to 1.0

3) Net Income (6.15)	not less than $1.00	$

     The undersigned further certifies as follows:

(a)	The undersigned is the duly elected President, Chief Financial Officer or Controller of the General Partner of the Company.

(b)	The undersigned has reviewed the terms of the Credit Agreement and has made, or has caused to be made under the supervision of the undersigned, a detailed review of the transactions and conditions of the Company during the accounting period covered by this Certificate; and

(c)	These examinations did not disclose, and the undersigned has no knowledge, whether arising out of such examinations or otherwise, of the existence of any condition or event that constitutes an Event of Default or a Default during or at the end of the accounting period covered by this Certificate, except as described in a separate attachment to this Certificate, the exceptions listing, in detail, the nature of the condition or event, the period during which it has existed and the action that the Company has taken, is taking, or proposes to take with respect to each such condition or event.

Dated: ,___
DHI MORTGAGE COMPANY, LTD.

By

Its

ATTACHMENT 2 TO
AMENDED AND RESTATED PLEDGE AGREEMENT

FORM OF BAILEE LETTER

[Letterhead of U.S. Bank National Association]

[Date]

[NAME OF CUSTODIAN], as Custodian	{	include if applicable

for [NAME OF INVESTOR]
[ADDRESS OF CUSTODIAN]

[NAME AND ADDRESS OF INVESTOR]	{	include if no Custodian

Re:	Mortgage Loan No(s).
Seller: [DHI Mortgage Company, Ltd.] [Name of Co-Borrower]

Ladies/Gentlemen:

     Pursuant to the terms and conditions set forth below, we hereby deliver to [                                                            , as Custodian (in such capacity, the “Custodian”) for]                                                                                  (the “Investor”), with this letter, the original executed promissory note(s) (the “Note(s)”) (and the other Loan Documents (defined below)) evidencing the mortgage loan(s) described on the schedule attached hereto (the “Loan(s)”). U.S. Bank National Association, as agent for certain lenders (in such capacity, the “Agent”) has a perfected first lien security interest in the Loan(s) for the benefit of such lenders pursuant to an Amended and Restated Pledge and Security Agreement between the Agent and the Seller [and a Joinder Agreement between DHI Mortgage Company, Ltd., the Agent and the Seller]. The Agent expressly retains and reserves all of its rights in the Loan(s), the Note(s) and all related security instruments, files, and documents (the “Loan Documents”) until the Investor has paid the Agent the Warehouse Purchase Amount (as hereinafter defined) for the Loan(s) in accordance with this letter (“this Bailee Letter”).

     By taking physical possession of this Bailee Letter, the Note(s) and the other Loan Documents, [the Investor] [the Custodian] hereby agrees:

     (i) to hold in trust, as bailee for the Agent, the Note(s) and all other Loan Documents which it receives related to the Loan(s), until its status as bailee is terminated as set forth herein;

     (ii) not to release or deliver, or authorize the release or delivery of, the Note(s) or any other Loan Document to the Seller or any other entity or person or take any other action with respect to the Note(s) or any other Loan Document which release, delivery or other action could cause the security interest of the Agent to become unperfected or which could otherwise jeopardize the perfected security interest of the Agent in the Loan(s);

     (iii) in the case of any Note(s) that are endorsed in blank, not to complete such blank endorsements unless and until (A) the Loan(s) evidenced by such Note(s) have been accepted for purchase by the Investor and (B) the Warehouse Purchase Amount has been irrevocably paid to the Agent in accordance with the terms hereof;

     (iv) to return the Note(s) and any related Loan Documents immediately to the Agent (A) upon receipt of a written request by the Agent or (B) in the event that the Note(s) require completion and/or correction;

     (v) not to honor any requests or instructions from the Seller relating to any Note (other than for correction), or any other documents relating thereto (other than for correction or replacement thereof or to supplement such documents);

     (vi) promptly upon the Investor’s acceptance or rejection of the Loan(s) for purchase, and in any event within forty-five (45) days after the date of delivery of this Bailee Letter, to either (A) remit the Warehouse Purchase Amount to the Agent or (b) return the Notes and any related Loan Documents to the Agent;

     (vii) to deliver, or to cause to be delivered, the Warehouse Purchase Amount or the Notes and related Loan Documents, as the case may be, only to the Agent pursuant to the terms set forth below and to honor a change in such terms only upon receipt of written instructions from the Agent; and

     (viii) that any interest it may have in the Loan(s), the Note(s) and/or the Loan Documents, including without limitation any claim of setoff it may at any time have, is subject to and subordinate to the security interest of the Agent in the Loan(s), the Note(s) and the other Loan Document(s) and that it will not exercise any right with respect to the Loan(s), the Note(s) or the other Loan Documents without the prior written consent of the Agent.

     Please note that should the Investor remit the Warehouse Purchase Amount to any other entity or person, the Agent will not consider the Warehouse Purchase Amount to have been paid and will not release its security interest or terminate the responsibilities of the [Investor] [Custodian] as bailee for the Agent until the Warehouse Purchase Amount has been properly remitted to the Agent as set forth herein.

     The Agent agrees that its security interest in the Loan(s) shall be fully released and the responsibilities of the [Investor] [Custodian] as bailee shall terminate upon the Investor’s irrevocable payment to the Agent of an amount (the “Warehouse Purchase Amount”) equal to the greater of (1) the purchase price for the Loan(s) agreed to by the Investor and the Seller and (2) $________, which is the aggregate collateral value assigned by the Agent to the Loan(s). All payments by the Investor shall be remitted via federal funds pursuant to the following wire transfer instructions:

Receiving Bank:	U.S. Bank National Association
Address:	Minneapolis, Minnesota
ABA Number:	091000022
Account Name:	DHI Mortgage Company, Ltd. Funding and Settlement
Account
Account Number:	104756234365

     Note(s) and other Loan Documents which are to be returned to the Agent should be delivered, by overnight air courier, to:

U.S. Bank National Association
Mortgage Banking Services Division
U.S. Bancorp Center –BC-MN-HO3B
800 Nicollet Mall
Minneapolis, Minnesota 55402

     If you have any questions, please address your inquiries to Jeannine L. Coyne, Mortgage Banking Officer of the Agent, whose phone number is (612) 303-3958 or Kathleen M. Connor, Vice President, whose phone number is (612) 303-3581.

     We request that you acknowledge receipt of this Bailee Letter by signing in the space provided at the foot of the enclosed counterpart hereof and returning it to the Agent at the address set forth above (but your failure to do so in no way nullifies your agreements resulting from your acceptance of the enclosed Note(s), as set forth in this Bailee Letter).

     In the event of any inconsistency between the provisions of this Bailee Letter and the provisions of any other instrument or document delivered by the Agent to the Investor [or the Custodian] with this letter or in connection with the Loan(s), including, without limitation, any “release” or similar document, the provisions of this Bailee Letter shall control.

U.S. BANK NATIONAL ASSOCIATION,
as Agent

By

Its

Receipt acknowledged:

[	,	{include if no Custodian

as Investor
By

Title

Date

[	,	{include if applicable

as Custodian

By

Title

Date

Enclosures

cc: [NAME AND ADDRESS OF INVESTOR ]		{include if letter is addressed to Custodian